Exhibit 10.3
EXECUTION VERSION
TULSA EQUIPMENT AND THROUGHPUT AGREEMENT
     This Tulsa Equipment and Throughput Agreement is being entered into on August 1, 2009 (this “Agreement”), by and between Holly Refining & Marketing — Tulsa LLC, a Delaware corporation, (“Tulsa Refining”), and HEP Tulsa LLC, a Delaware limited liability company (“HEP Tulsa”). Each of Tulsa Refining and HEP Tulsa is individually referred to herein as a “Party” and collectively as the “Parties.”
RECITALS:
     WHEREAS, on June 1, 2009, Tulsa Refining acquired the Tulsa Refinery, including the Tulsa Loading Racks (each as defined below), from Sunoco, Inc. (R&M);
     WHEREAS, on the date hereof, HEP Tulsa is acquiring the Tulsa Loading Racks from Tulsa Refining pursuant to an Asset Purchase Agreement (the “Asset Purchase Agreement”) and will be granted certain access and other rights with respect to the Tulsa Loading Racks pursuant to a Facility Sites, Access and Rail Line License Agreement;
     WHEREAS, HEP Tulsa is substantially dependent upon Tulsa Refining for the volumes of Products (as defined below) handled at the Tulsa Loading Racks such that a significant reduction in Tulsa Refining’s use of the Tulsa Loading Racks would likely result in a correspondingly significant reduction in the financial and commercial success of HEP Tulsa; and
     WHEREAS, Tulsa Refining and HEP Tulsa desire to enter into this Agreement.
     NOW, THEREFORE, the parties to this Agreement hereby agree as follows:
     Section 1. Definitions
     Capitalized terms used throughout this Agreement and not otherwise defined herein shall have the meanings set forth below.
     “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question, excluding, in the case of Tulsa Refining, the Partnership Group Members and excluding, in the case of HEP Tulsa, the Holly Group Members.
     “Agreement” has the meaning set forth in the introduction.
     “Applicable Law” means any applicable statute, law, regulation, ordinance, rule, judgment, rule of law, order, decree, permit, approval, concession, grant, franchise, license, agreement, requirement, or other governmental restriction or any similar form of decision of, or any provision or condition of any permit, license or other operating authorization issued under any of the foregoing by, or any determination by any Governmental Authority having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect and in each case as amended (including, without limitation, all of the terms and provisions of the common law of such Governmental Authority), as interpreted and enforced at the time in question.

     “Arbitrable Dispute” means any and all disputes, Claims, controversies and other matters in question between HEP Tulsa, on the one hand, and Tulsa Refining, on the other hand, arising out of or relating to this Agreement or the alleged breach hereof, or in any way relating to the subject matter of this Agreement regardless of whether (a) allegedly extra-contractual in nature, (b) sounding in contract, tort or otherwise, (c) provided for by Applicable Law or otherwise or (d) seeking damages or any other relief, whether at law, in equity or otherwise.
     “Asset Purchase Agreement” has the meaning set forth in the recitals.
     “Base Tariff” has the meaning set forth in Section 2(a)(ii).
     “bpd” means barrels per day.
     “Claim” means any existing or threatened future claim, demand, suit, action, investigation, proceeding, governmental action or cause of action of any kind or character (in each case, whether civil, criminal, investigative or administrative), known or unknown, under any theory, including those based on theories of contract, tort, statutory liability, strict liability, employer liability, premises liability, products liability, breach of warranty or malpractice.
     “Claimant” has the meaning set forth in Section 13(f).
     “Contract Year” means a year that commences on July 1 and ends on the last day of June, except that the initial Contract Year shall commence on August 1, 2009.
     “Control” (including with correlative meaning, the term “controlled by”) means, as used with respect to any Person, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
     “Deficiency Notice” has the meaning set forth in Section 11(a).
     “Deficiency Payment” has the meaning set forth in Section 11(a).
     “Environmental Laws” means all federal, state, and local laws, statutes, rules, regulations, orders, and ordinances, now or hereafter in effect, relating to protection of the environment including, without limitation, the federal Comprehensive Environmental Response, Compensation, and Liability Act, the Superfund Amendments Reauthorization Act, the Resource Conservation and Recovery Act, the Clean Air Act, the Federal Water Pollution Control Act, the Toxic Substances Control Act, the Oil Pollution Act, the Safe Drinking Water Act, the Hazardous Materials Transportation Act, and other environmental conservation and protection laws, each as amended from time to time.
     “Force Majeure” means acts of God, strikes, lockouts or other industrial disturbances, acts of the public enemy, wars, blockades, insurrections, riots, storms, floods, washouts, arrests, the order of any court or Governmental Authority having jurisdiction while the same is in force and effect, civil disturbances, explosions, breakage, accident to machinery, storage tanks or lines of pipe, inability to obtain or unavoidable delay in obtaining material or equipment, and any other causes whether of the kind herein enumerated or otherwise not reasonably within the control of the party claiming suspension and which by the exercise of due diligence such party is unable to prevent or overcome.
     “Governmental Authority” means any federal, state, local or foreign government or any provincial, departmental or other political subdivision thereof, or any entity, body or authority exercising executive, legislative, judicial, regulatory, administrative or other governmental functions or any court, department, commission, board, bureau, agency, instrumentality or administrative body of any of the foregoing.
     “Hazardous Substance” means (a) any substance that is designated, defined, or classified as a hazardous waste, hazardous material, pollutant, contaminant, or toxic or hazardous substance, or that is otherwise regulated under any Environmental Law, including, without limitation, any hazardous substance as defined under the Comprehensive Environmental Response, Compensation, and Liability Act, and (b) petroleum, crude oil, gasoline, natural gas, fuel oil, motor oil, waste oil, diesel fuel, jet fuel, and other refined petroleum hydrocarbons.
     “HEP Tulsa” has the meaning set forth in the introduction.
     “Holly Group” means Holly Corporation, a Delaware corporation, and Tulsa Refining and any Subsidiary of Tulsa Refining, treated as a single consolidated entity.
     “Holly Group Member” means any member of the Holly Group.
     “Incentive Tariff” has the meaning set forth in Section 2(a)(ii).
     “Indemnified Party” means the party to this Agreement seeking indemnification under Section 5.
     “Indemnifying Party” means the party to this Agreement from whom indemnification is sought under Section 5.
     “Limited Partner” has the meaning set forth in the Partnership Agreement.
     “Minimum Revenue Commitment” has the meaning set forth in Section 2(a)(i).
     “Minimum Throughput” has the meaning set forth in Section 2(a)(ii).
     “Omnibus Agreement” means the Second Amended and Restated Omnibus Agreement, dated as of August 1, 2009, among Holly Corporation, the Partnership and certain of their respective subsidiaries, as amended from time-to-time.
     “PPI” has the meaning set forth in Section 2(a)(iii).
     “Partnership” means Holly Energy Partners, L.P., a Delaware limited partnership.
     “Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of Holly Energy Partners, L.P., dated July 13, 2004, as amended by Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of Holly Energy

Partners, L.P., dated February 28, 2005, as amended by Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of Holly Energy Partners, L.P., dated July 6, 2005, as amended by Amendment No. 3 to the First Amended and Restated Agreement of Limited Partnership of Holly Energy Partners, L.P., dated April 11, 2008, as such agreement is in effect on the date of this Agreement. No amendment or modification to the Partnership Agreement subsequent to the date of this Agreement shall be given effect for the purposes of this Agreement unless consented to by each of the parties to this Agreement.
     “Partnership Group” means the Partnership, Holly Energy Partners — Operating, L.P. and any Subsidiary of any such Person, treated as a single consolidated entity.
     “Partnership Group Member” means any member of the Partnership Group.
     “Party” or “Parties” has the meaning set forth in the introduction.
     “Payment Obligations” has the meaning set forth in Section 14(a).
     “Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.
     “Prime Rate” means the prime rate per annum announced by Union Bank, N.A., or if Union Bank, N.A. no longer announces a prime rate for any reason, the prime rate per annum announced by the largest U.S. bank measured by deposits from time to time as its base rate on corporate loans, automatically fluctuating upward or downward with each announcement of such prime rate.
     “Products” means gasolines, diesel fuel, jet fuel, kerosene, heating oil, distillates, transmix, liquefied petroleum gas, natural gas liquids, blend stocks, specialty lubricants, ethanol, gas oil, naphtha, coker feed, and any other feedstock or blendstock that may be moved across the Tulsa Loading Racks.
     “Purchase Option Agreement” means the Tulsa Purchase Option Agreement, dated August 1, 2009, between Tulsa Refining and HEP Tulsa.
     “Refund” has the meaning set forth in Section 11(c).
     “Respondent” has the meaning set forth in Section 13(f).
     “Subsidiary” means with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the partnership interests of such partnership (considering all of the partnership interests of the partnership as a single class) is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such

Person, or a combination thereof, or (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.
     “Term” has the meaning set forth in Section 7.
     “Toxic Tort” means a claim or cause of action arising from personal injury or property damage incurred by the plaintiff that is alleged to have been caused by exposure to, or contamination by, Hazardous Substances that have been released into the environment by or as a result of the actions or omissions of the defendant.
     “Tulsa Loading Racks” means the loading racks described on Exhibit A attached hereto, as such Exhibit may be amended or revised from time-to-time by mutual agreement of Tulsa Refining and HEP Tulsa.
     “Tulsa Refinery” means the refinery owned by Tulsa Refining located at 1700 S. Union Avenue, Tulsa, Oklahoma 74107.
     “Tulsa Refining” has the meaning set forth in the introduction.
     Section 2. Agreement to Use Tulsa Loading Racks
     The parties intend to be strictly bound by the commercial terms set forth in this Agreement. The principal objective of HEP Tulsa is for Tulsa Refining to meet or exceed the 12,500 bpd minimum volume commitment as calculated on a monthly basis.
     (a) Throughput and Rate; Minimum Revenue Commitment. During the Term and subject to the terms and conditions of this Agreement, Tulsa Refining agrees as follows:
          (i) Subject to Section 3, Tulsa Refining will load or unload by tanker truck or rail car at the Tulsa Loading Racks an amount of Products in the aggregate that will satisfy the Minimum Revenue Commitment for each contract month. The “Minimum Revenue Commitment” shall be an amount of revenue to HEP Tulsa for each contract month determined by multiplying the Minimum Throughput times the Base Tariff.
          (ii) Tulsa Refining will pay HEP Tulsa a fee of $0.60 per barrel (the “Base Tariff”), as such Base Tariff may be revised pursuant to Section 2(a)(iii) and Schedule I attached hereto, for the first 12,500 bpd of Products calculated on a monthly basis, or such other amount of Products that is mutually agreed upon by the Parties pursuant to Section 3 (the “Minimum Throughput”), received at or shipped from the Tulsa Loading Racks and a fee of $0.30 per barrel (the “Incentive Tariff”), as such Incentive Tariff may be revised pursuant to Section 2(a)(iii) and Schedule I attached hereto, for volumes in excess of the Minimum Throughput received at or shipped from the Tulsa Loading Racks. No later than 15 days after the end of each month during the Term, Tulsa Refining shall: (A) provide HEP Tulsa with a report detailing the number of barrels of Products received at or shipped from the Tulsa Refinery via the Tulsa Loading Racks for that month and (B) within ten days after receiving an invoice from HEP Tulsa, pay HEP

Tulsa the payment owed pursuant to this Section 2(a)(ii) and Section 11. Payments not received by HEP Tulsa on or prior to the applicable payment date will accrue interest at the Prime Rate from the applicable payment date until paid.
          (iii) Each of the Base Tariff and the Incentive Tariff shall be adjusted on July 1 of each Contract Year by an amount equal to the upper change in the annual change rounded to four decimal places of the Producers Price Index-Commodities-Finished Goods, (PPI), et al. (“PPI”), produced by the U.S. Department of Labor, Bureaus of Labor Statistics; provided, however, that such adjustment shall not exceed 3.0% in any Contract Year. The series ID is WPUSOP3000 as of December 31, 2007 — located at http://www.bls.gov/data/. The change factor shall be calculated as follows: annual PPI index (most current year) less annual PPI index (most current year minus 1) divided by annual PPI index (most current year minus 1). An example for year 2006 change is: [PPI (2005) — PPI (2004)] / PPI (2004) or (155.7 — 148.5) / 148.5 or .0485 or 4.85%, which would then be rounded down to 3.0% so as not to exceed the 3.0% cap. If the PPI index change is negative in a given year then there will be no change in the Base Tariff or the Incentive Tariff. If the above index is no longer published, the Parties shall negotiate in good faith to agree on a new index that gives comparable protection against inflation, and the same method of adjustment for increases in the new index shall be used to calculate increases in the Base Tariff and the Incentive Tariff. If the Parties are unable to agree, a new index will be determined by binding arbitration in accordance with Section 13(f), and the same method of adjustment for increases in the new index shall be used to calculate increases in the Base Tariff and the Incentive Tariff. To evidence the Parties agreement to each adjusted Base Tariff and Incentive Tariff, the Parties shall execute an amended, modified, revised or updated Schedule I and attach it to this Agreement. Such amended, modified, revised or updated Schedule I shall be sequentially numbered (e.g. Schedule I-1, Schedule I-2, etc.), dated and appended as an additional schedule to this Agreement and shall replace the prior version of Schedule I in its entirety, except as specified therein.
     (b) Operation and Maintenance of Tulsa Loading Racks.
          (i) During the Term, (1) HEP Tulsa hereby retains Tulsa Refining, and Tulsa Refining hereby accepts such retention, to (at Tulsa Refining’s sole cost and expense) manage, operate and maintain the Tulsa Loading Racks for and on behalf of HEP Tulsa; (2) HEP Tulsa hereby authorizes Tulsa Refining to do and perform any and all acts and things necessary, requisite or proper for the efficient and safe operation, maintenance, upkeep and repair of the Tulsa Loading Racks and to do all other things that Tulsa Refining deems necessary or appropriate to the accomplishment of the purposes of this Agreement, so that the Tulsa Loading Racks may be utilized to load or unload at the Tulsa Loading Racks an average of 12,500 bpd of Products; and (3) Tulsa Refining shall manage and direct such operation, maintenance, upkeep and repair in an efficient, safe and economical manner and in accordance with all valid and applicable laws, rules and regulations of governmental authorities.
          (ii) During the Term, Tulsa Refining shall maintain in effect all material licenses, authorizations, permissions or permits of a Governmental Authority necessary to operate the Tulsa Loading Racks.

     (c) Exclusive Use; Insurance.
          (i) HEP Tulsa agrees that during the Term, Tulsa Refining and its Affiliates shall have the exclusive right to use the Tulsa Loading Racks.
          (ii) During the Term, Tulsa Refining agrees to carry and keep in full force and effect insurance, including, without limitation, general liability and commercial property insurance, covering the Tulsa Loading Racks for the protection of the Parties that is customary for businesses of their type.
          (iii) During the Term if any of the Tulsa Loading Racks are damaged or destroyed, then Tulsa Refining shall, in its sole discretion, either (x) rebuild or repair such damaged or destroyed Tulsa Loading Racks or (y) pay HEP Tulsa an amount equal to the replacement cost of such damaged or destroyed Tulsa Loading Racks. In the event the Parties are unable to agree on the replacement cost of the Tulsa Loading Racks, the replacement cost shall be determined by binding arbitration in accordance with Section 13(f).
     (d) Equipment Expansions and Modifications. From time-to-time the parties may agree to expand or modify certain equipment covered by this Agreement, including refined products loading racks and other equipment. In connection with the expansion or modification of such equipment, the parties may agree to certain reimbursements, increased tariff rates or other payments or may otherwise revise the terms of this Agreement to address such projects. Attached to this Agreement as Exhibit B is a list of current expansion or modification projects agreed to by the parties hereto and the terms of such projects. Exhibit B may be amended, modified, revised or updated from time-to-time to evidence the parties’ agreement to new expansion or modification projects; the completion, termination or revision of previously agreed to expansion or modification projects; or the modification of the terms of this Agreement in connection with the addition, completion, termination or revision of such expansion or modification projects. To evidence the Parties agreement to each new expansion or modification project or the completion, termination or revision of previously agreed to expansion or modification project or the modification of the terms of this Agreement in connection with the addition, completion, termination or revision of such expansion or modification projects, the Parties shall execute an amended, modified, revised or updated Exhibit B and attach it to this Agreement. Such amended, modified, revised or updated Exhibit B shall be sequentially numbered (e.g. Exhibit B-1, Exhibit B-2, etc.), dated and appended as an additional exhibit to this Agreement and shall replace the prior version of Exhibit B in its entirety, except as specified therein.
     (e) Taxes. Tulsa Refining will pay all taxes, import duties, license fees and other charges by any Governmental Authority levied on the Products delivered by Tulsa Refining for transportation through the Tulsa Loading Racks. Subject to Article 3 of the Asset Purchase Agreement, Tulsa Refining will pay all real property taxes by any Governmental Authority levied on the real property on which the Tulsa Loading Racks are located and HEP Tulsa will pay all real property taxes, if any, or personal property taxes by any Governmental Authority levied on the Tulsa Loading Racks.

     (f) Books and Records. During the Term, HEP Tulsa shall have the right, no more than twice in any twelve month period, to review and audit Tulsa Refining’s books and records relating to the volume of Products received at or shipped from the Tulsa Loading Racks for purposes of verifying Tulsa Refining’s compliance with Section 2(a)(ii). Any review, audit or investigation undertaken by HEP Tulsa shall be at HEP Tulsa’s own cost and expense.
     (g) Monthly Surcharge. If new laws or regulations are enacted that require HEP Tulsa to make substantial and unanticipated capital expenditures with respect to the Tulsa Loading Racks, HEP Tulsa may impose a monthly surcharge to cover HEP Tulsa’s cost of complying with these laws or regulations. Tulsa Refining and HEP Tulsa shall use their reasonable commercial efforts to comply with these laws and regulations and shall negotiate in good faith to mitigate the impact of these laws and regulations and to determine the level of the monthly surcharge. If the Parties are unable to agree on the level of the monthly surcharge, such surcharge will be determined by binding arbitration in accordance with Section 13(f). Any applicable exhibit or schedule to this Agreement will be updated, amended or revised, as applicable, in accordance with this Agreement to reflect any monthly surcharge agreed to in accordance with this Section 2(g).
     Section 3. Exceptions to Tulsa Refining’s Obligations
     (a) Shut Down or Reconfiguration of Tulsa Refinery. Tulsa Refining must deliver to HEP Tulsa at least six months advance written notice of any planned shut down or reconfiguration (excluding planned maintenance turnarounds) of the Tulsa Refinery or any portion of the Tulsa Refinery that would reduce the Tulsa Refinery’s output. Tulsa Refining will use its commercially reasonable efforts to mitigate any reduction in revenues or throughput obligations under this Agreement that would result from such a shut down or reconfiguration. If Tulsa Refining shuts down or reconfigures the Tulsa Refinery or any portion of the Tulsa Refinery (excluding planned maintenance turnarounds) and reasonably believes in good faith that such shut down or reconfiguration will jeopardize its ability to satisfy its Minimum Revenue Commitment under this Agreement, then within 90 days of the delivery of the written notice of the planned shut down or reconfiguration unless it is exercising its right to purchase the Tulsa Loading Racks pursuant to Section 3(a) of the Purchase Option Agreement, Tulsa Refining shall (i) propose a new Minimum Revenue Commitment, such that the ratio of the new Minimum Revenue Commitment under this Agreement over the anticipated production level following the shut down or reconfiguration will be approximately equal to the ratio of the original Minimum Revenue Commitment under this Agreement over the original production level and (ii) propose the date on which the new Minimum Revenue Commitment shall take effect. Unless objected to by HEP Tulsa within 60 days of receipt by HEP Tulsa of such proposal, such new Minimum Revenue Commitment shall become effective as of the date proposed by Tulsa Refining. To the extent that HEP Tulsa does not agree with Tulsa Refining’s proposal, any changes in Tulsa Refining’s obligations under this Agreement, or the date on which such changes will take effect, will be determined by binding arbitration in accordance with Section 13(f). Schedule I or any other applicable exhibit or schedule to this Agreement will be updated, amended or revised, as applicable, in accordance with this Agreement to reflect any change in Tulsa Refining’s Minimum Revenue Commitment agreed to in accordance with this Section 3(a).

     (b) Force Majeure. In the event that any party is rendered unable, wholly or in part, by a Force Majeure event from performing its obligations under this Agreement for a period of more than 30 days, then upon the delivery of notice and full particulars of the Force Majeure event in writing within a reasonable time after the occurrence of the Force Majeure event relied on, the obligations of the parties, so far as they are affected by the Force Majeure event, shall be suspended for the duration of any inability so caused. Any suspension of the obligations of the parties as a result of this Section 3(b) shall extend the Term. Tulsa Refining will be required to pay any amounts accrued and due under this Agreement at the time of the Force Majeure event. The cause of the Force Majeure event shall so far as possible be remedied with all reasonable dispatch, except that no party shall be compelled to resolve any strikes, lockouts or other industrial disputes other than as it shall determine to be in its best interests. In the event a Force Majeure event prevents HEP Tulsa or Tulsa Refining from performing its obligations under this Agreement for a period of more than one year, this Agreement may be terminated by HEP Tulsa or Tulsa Refining.
     Section 4. Agreement to Remain Shipper
     With respect to any Products that are produced at the Tulsa Refinery and handled at any Tulsa Loading Rack, Tulsa Refining agrees that it will continue its historical commercial practice of owning such Products handled at a Tulsa Loading Rack and to continue acting in the capacity of the shipper of any such Products for its own account at all times that such Products are being handled at the Tulsa Loading Racks.
     Section 5. Indemnification
     (a) Indemnification of HEP Tulsa. Tulsa Refining shall indemnify, defend and hold harmless HEP Tulsa from and against any losses, damages, liabilities, Claims, demands, causes of action, judgments, settlements, fines, penalties, costs, and expenses (including, without limitation, court costs and reasonable attorney’s and expert’s fees) of any and every kind or character, known or unknown, fixed or contingent, suffered or incurred by HEP Tulsa, including environmental and Toxic Tort losses, to the extent arising out of:
          (i) events and conditions associated with the operation of the Tulsa Loading Racks and occurring (x) before the date of this Agreement or (y) during the Term while Tulsa Refining is operating the Tulsa Loading Racks (except, in the case of (y), to the extent arising out of (aa) the gross negligence or willful misconduct of HEP Tulsa, its agents, employees, contractors, Affiliates or assignees at the Tulsa Refinery in connection with activities undertaken by any such Persons at or with respect to the Tulsa Refinery, or (bb) the operation of the Tulsa Loading Racks at the direction of HEP Tulsa by any Person other than (A) Tulsa Refining or its Affiliates or (B) a Person operating the Tulsa Loading Racks at the direction of Tulsa Refining or its Affiliates, and in the case of (bb), arising out of the negligent acts or omissions or willful misconduct of such Person),
          (ii) all legal actions pending against Tulsa Refining on August 1, 2009,
          (iii) all federal, state and local tax liabilities attributable to (A) the operation or ownership of the Tulsa Loading Racks prior to the date of this Agreement and (B) the operation of the Tulsa Loading Racks during the Term while Tulsa Refining is operating the Tulsa Loading Racks,
          (iv) any violation or correction of violation of Environmental Laws associated with the ownership or operation of the Tulsa Loading Racks occurring (x) prior to the date of this Agreement or (y) during the Term while Tulsa Refining is operating the Tulsa Loading Racks (except, in the case of (y), to the extent associated with the operation of the Tulsa Loading Racks at the direction of HEP Tulsa by any Person other than (1) Tulsa Refining or its Affiliates or (2) a Person operating the Tulsa Loading Racks at the direction of Tulsa Refining or its Affiliates), or
          (v) any environmental or Toxic Tort event or condition associated with ownership or operation of the Tulsa Loading Racks (including, without limitation, the presence of Hazardous Substances on, under, about or migrating to or from the Tulsa Loading Racks or the disposal or release of Hazardous Substances generated by operation of the Tulsa Loading Racks) occurring (x) prior to the date of this Agreement or (y) during the Term while Tulsa Refining is operating the Tulsa Loading Racks (except, in the case of (y), to the extent associated with the operation of the Tulsa Loading Racks at the direction of HEP Tulsa by any Person other than (1) Tulsa Refining or its Affiliates or (2) a Person operating the Tulsa Loading Racks at the direction of Tulsa Refining or its Affiliates), including, without limitation, (A) the cost and expense of any investigation, assessment, evaluation, monitoring, containment, cleanup, repair, restoration, remediation, or other corrective action required or necessary under Environmental Laws, (B) the cost or expense of the preparation and implementation of any closure, remedial, corrective action, or other plans required or necessary under Environmental Laws, and (C) the cost and expense for any environmental or Toxic Tort pre-trial, trial, or appellate legal or litigation support work.
     (b) Indemnification of Tulsa Refining. HEP Tulsa shall indemnify, defend and hold harmless Tulsa Refining from and against any losses, damages, liabilities, Claims, demands, causes of action, judgments, settlements, fines, penalties, costs, and expenses (including, without limitation, court costs and reasonable attorney’s and expert’s fees) of any and every kind or character, known or unknown, fixed or contingent, suffered or incurred by Tulsa Refining, including environmental and Toxic Tort losses, to the extent arising out of:
          (i) the gross negligence or willful misconduct of HEP Tulsa, its agents, employees, contractors, Affiliates or assignees at the Tulsa Refinery in connection with activities undertaken by any such Persons at or with respect to the Tulsa Refinery,
          (ii) the operation of the Tulsa Loading Racks at the direction of HEP Tulsa by any Person other than (x) Tulsa Refining or its Affiliates or (y) a Person operating the Tulsa Loading Racks at the direction of Tulsa Refining or its Affiliates, and arising out of the negligent acts or omissions or willful misconduct of such Person,
          (iii) any violation or correction of violation of Environmental Laws associated with (x) the operation of the Tulsa Loading Racks at the direction of HEP Tulsa by any Person other than (1) Tulsa Refining or its Affiliates or (2) a Person operating the Tulsa Loading Racks at the direction of Tulsa Refining or its Affiliates, or (y) the ownership of the Tulsa Loading Racks after the Term by any Person other than Tulsa Refining or its Affiliates, or
          (iv) any environmental or Toxic Tort event or condition associated with (x) the operation of the Tulsa Loading Racks (including, without limitation, the presence of Hazardous Substances on, under, about or migrating to or from the Tulsa Loading Racks or the disposal or release of Hazardous Substances generated by operation of the Tulsa Loading Racks) at the direction of HEP Tulsa by any Person other than (1) Tulsa Refining or its Affiliates or (2) a Person operating the Tulsa Loading Racks at the direction of Tulsa Refining or its Affiliates, or (y) the ownership of the Tulsa Loading Racks after the Term by any Person other than Tulsa Refining or its Affiliates including, without limitation, (A) the cost and expense of any investigation, assessment, evaluation, monitoring, containment, cleanup, repair, restoration, remediation, or other corrective action required or necessary under Environmental Laws, (B) the cost or expense of the preparation and implementation of any closure, remedial, corrective action, or other plans required or necessary under Environmental Laws, and (C) the cost and expense for any environmental or Toxic Tort pre-trial, trial, or appellate legal or litigation support work,
          (v) except to the extent arising prior to the date of this Agreement, all federal, state and local tax liabilities attributable to the ownership of the Tulsa Loading Racks.
     (c) Indemnification Procedures.
          (i) The Indemnified Party agrees that promptly after it becomes aware of facts giving rise to a claim for indemnification under this Section 5, it will provide notice thereof in writing to the Indemnifying Party, specifying the nature of and specific basis for such claim.
          (ii) The Indemnifying Party shall have the right to control all aspects of the defense of (and any counterclaims with respect to) any claims brought against the Indemnified Party that are covered by the indemnification under this Section 5, including, without limitation, the selection of counsel, determination of whether to appeal any decision of any court and the settling of any such matter or any issues relating thereto; provided, however, that no such settlement shall be entered into without the consent of the Indemnified Party unless it includes a full release of the Indemnified Party from such matter or issues, as the case may be.
          (iii) The Indemnified Party agrees to cooperate fully with the Indemnifying Party, with respect to all aspects of the defense of any claims covered by the indemnification under this Section 5, including, without limitation, the prompt furnishing to the Indemnifying Party of any correspondence or other notice relating thereto that the Indemnified Party may receive, permitting the name of the Indemnified Party to be utilized in connection with such defense, the making available to the Indemnifying Party of any files, records or other information of the Indemnified Party that the Indemnifying Party considers relevant to such defense and the making available to the Indemnifying Party of any employees of the Indemnified Party; provided, however, that in connection therewith the Indemnifying Party agrees to use reasonable efforts to minimize the impact thereof on the operations of the Indemnified Party and further agrees to maintain the confidentiality of all files, records, and other information furnished by the Indemnified Party pursuant to this Section 5(c). In no event shall the obligation of the

Indemnified Party to cooperate with the Indemnifying Party as set forth in the immediately preceding sentence be construed as imposing upon the Indemnified Party an obligation to hire and pay for counsel in connection with the defense of any claims covered by the indemnification set forth in this Section 5; provided, however, that the Indemnified Party may, at its own option, cost and expense, hire and pay for counsel in connection with any such defense. The Indemnifying Party agrees to keep any such counsel hired by the Indemnified Party informed as to the status of any such defense, but the Indemnifying Party shall have the right to retain sole control over such defense.
          (iv) In determining the amount of any loss, cost, damage or expense for which the Indemnified Party is entitled to indemnification under this Agreement, the gross amount of the indemnification will be reduced by all amounts recovered by the Indemnified Party under contractual indemnities (other than insurance policies) from third Persons. An Indemnified Party shall be obligated to pursue all contractual indemnities that such Indemnified Party has with third Persons outside of this Agreement, provided, however, if the Indemnified Party’s right to such indemnification is assignable, the Indemnified Party may, in its sole discretion and in lieu of pursuing such claim, elect to assign such indemnification claim to the Indemnifying Party to pursue and shall reasonably cooperate with the Indemnifying Party (including, without limitation, making its relevant books, records, officers, information and testimony reasonably available to the Indemnifying Party) in the Indemnifying Party’s pursuit of such claim. In the event the Indemnified Party recovers under a contractual indemnity from a third Person outside of this Agreement, the amount recovered, less the reasonable out-of-pocket fees and expenses incurred by the Indemnified Party in recovering such amounts, shall reduce the amount such Indemnified Party may recover under this Section 5 and if the Indemnified Party receives any such amounts subsequent to an indemnification payment by the Indemnifying Party in respect of such losses, then such Indemnified Party shall promptly reimburse the Indemnifying Party for any payment made or expense incurred by such Indemnifying Party in connection with providing such indemnification payment up to the amount so received by the Indemnified Party.
          (v) The Indemnifying Party’s indemnification obligations, and the Indemnified Party’s entitlement to indemnification, are subject to the limitation on damages contained in Section 13(i).
     (d) Survival of Indemnification. The provisions of this Section 5 shall survive the termination of this Agreement (including any termination following the sale of the Tulsa Loading Racks pursuant to the Purchase Option Agreement).
     Section 6. Consent to Third-Party Operator
     If at any time Tulsa Refining does not operate, maintain and manage the Tulsa Loading Racks, then the written consent of Tulsa Refining, which consent may not be unreasonably withheld, shall be required before any Person, other than the owner of the Tulsa Loading Racks or its Affiliates, operates, maintains or manages the Tulsa Loading Racks. This Section 6 shall survive any termination of this Agreement and shall automatically terminate at such time as the Tulsa Refinery and the Tulsa Loading Racks are owned by the same Person or an Affiliate of such Person.

     Section 7. Effectiveness and Term
     This Agreement shall be effective as of August 1, 2009 and shall terminate at 12:01 a.m. Dallas, Texas, time on August 1, 2024, unless extended pursuant to Section 3(b) or by written mutual agreement of the Parties hereto or as set forth in Section 8 or earlier terminated pursuant to the Purchase Option Agreement (the “Term”). In the event Tulsa Refining desires to extend this Agreement, it shall provide prior written notice to HEP Tulsa of its desire to so extend this Agreement; such written notice shall be provided not more than twenty-four (24) months and not less than the later of twelve (12) months prior to the date of termination or ten (10) days after receipt of a written request from HEP Tulsa (which request may be delivered no earlier than twelve (12) months prior to the date of termination) to provide any such notice or lose such right.
     Section 8. Right to Enter into a New Agreement
     (a) In the event that Tulsa Refining provides prior written notice to HEP Tulsa of the desire of Tulsa Refining to extend this Agreement by written mutual agreement of the Parties, the Parties shall negotiate in good faith to extend this Agreement by written mutual agreement, but, if such negotiations fail to produce a written mutual agreement for extension by a date six months prior to the termination date, then HEP Tulsa shall have the right to negotiate to enter into one or more throughput agreements with one or more third parties to begin after the date of termination, provided that until the end of one year following termination without renewal of this Agreement, Tulsa Refining will have the right to enter into a new throughput agreement with HEP Tulsa on commercial terms that substantially match the terms upon which HEP Tulsa proposes to enter into an agreement with a third party for similar services with respect to all or a material portion of the Tulsa Loading Racks. In such circumstances, HEP Tulsa shall give Tulsa Refining forty-five (45) days prior written notice of any proposed new throughput agreement with a third party, and such notice shall inform Tulsa Refining of the fee schedules, tariffs, duration and any other terms of the proposed third party agreement and Tulsa Refining shall have forty-five (45) days following receipt of such notice to agree to the terms specified in the notice or Tulsa Refining shall lose the rights specified by this Section 8(a) with respect to the assets that are the subject of such notice.
     (b) In the event that Tulsa Refining fails to provide prior written notice to HEP Tulsa of its desire to extend this Agreement by written mutual agreement of the Parties pursuant to Section 7, HEP Tulsa shall have the right, during the period from the date of Tulsa Refining’s failure to provide written notice pursuant to Section 7 to the date of termination of this Agreement, to negotiate to enter into a new throughput agreement with a third party, provided however that at any time during the twelve (12) months prior to the expiration of the Term, Tulsa Refining will have the right to enter into a new throughput agreement with HEP Tulsa on commercial terms that substantially match the terms upon which HEP Tulsa proposes to enter into an agreement with a third party for similar services with respect to all or a material portion of the Tulsa Loading Racks. In such circumstances, HEP Tulsa shall give Tulsa Refining forty-five (45) days prior written notice of any proposed new throughput agreement with a third party, and such notice shall inform Tulsa Refining of the fee schedules, tariffs, duration and any other terms of the proposed third party agreement and Tulsa Refining shall have forty-five (45) days following receipt of such notice to agree to the terms specified in the notice or Tulsa Refining shall lose the rights specified by this Section 8(b) with respect to the assets that are the subject of such notice.
     Section 9. Repurchase Right and Buyout of Remaining Term
     Notwithstanding anything in this Agreement to the contrary, the parties acknowledge Tulsa Refining’s right to purchase the Tulsa Loading Racks and/or buyout the remaining term of this Agreement, and HEP Tulsa’s right to put the Tulsa Loading Racks to Tulsa Refining, upon the terms set forth in the Purchase Option Agreement.
     Section 10. Notices
     (a) Any notice or other communication given under this Agreement shall be in writing and shall be (i) delivered personally, (ii) sent by documented overnight delivery service, (iii) sent by email transmission, or (iv) sent by first class mail, postage prepaid (certified or registered mail, return receipt requested). Such notice shall be deemed to have been duly given (x) if received, on the date of the delivery, with a receipt for delivery, (y) if refused, on the date of the refused delivery, with a receipt for refusal, or (z) with respect to email transmissions, on the date the recipient confirms receipt. Notices or other communications shall be directed to the following addresses:
Notices to Tulsa Refining:
Holly Refining & Marketing — Tulsa LLC
100 Crescent Court, Suite 1600
Dallas, Texas 75201
Attn: David L. Lamp
Email address: president @hollycorp.com
with a copy, which shall not constitute notice, but is required in order to give proper notice, to:
Holly Refining & Marketing — Tulsa LLC
100 Crescent Court, Suite 1600
Dallas, Texas 75201
Attn: General Counsel
Email address: generalcounsel@hollycorp.com

Notices to HEP Tulsa:
HEP Tulsa LLC
100 Crescent Court, Suite 1600
Dallas, Texas 75201
Attn: David G. Blair
Email address: SVP-HEP@hollyenergy.com
with a copy, which shall not constitute notice, but is required in order to give proper notice, to:
HEP Tulsa LLC
100 Crescent Court
Suite 1600
Dallas, Texas 75201
Attn: General Counsel
Email address: generalcounsel@hollycorp.com
     (b) Either Party may at any time change its address for service from time to time by giving notice to the other Party in accordance with this Section 10.
     Section 11. Deficiency Payments
     (a) As soon as practicable following the end of each contract month under this Agreement, HEP Tulsa shall deliver to Tulsa Refining a written notice (the “Deficiency Notice”) detailing any failure of Tulsa Refining to meet its obligations under Section 2(a)(i); provided that Tulsa Refining’s obligations pursuant to its Minimum Revenue Commitment in Section 2(a)(i) shall be assessed on a monthly basis for purposes of this Section 11. The Deficiency Notice shall (i) specify in reasonable detail the nature of any deficiency and (ii) specify the approximate dollar amount that HEP Tulsa believes would have been paid by Tulsa Refining to HEP Tulsa if Tulsa Refining had complied with its respective obligations pursuant to Section 2(a)(i) (the “Deficiency Payment”). Tulsa Refining shall pay the Deficiency Payment to HEP Tulsa upon the later of: (A) ten (10) days after its receipt of the Deficiency Notice and (B) thirty (30) days following the end of the related contract month.
     (b) If Tulsa Refining disagrees with the Deficiency Notice, then, following the payment of the Deficiency Payment to HEP Tulsa, a senior officer of Tulsa Refining and a senior officer of HEP Tulsa shall meet or communicate by telephone at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary and shall negotiate in good faith to attempt to resolve any differences that they may have with respect to matters specified in the Deficiency Notice. During the 30-day period following the payment of the Deficiency Payment, Tulsa Refining shall have access to the working papers of HEP Tulsa relating to the Deficiency Notice. If such differences are not resolved within thirty (30) days following the payment of the Deficiency Payment, Tulsa Refining and HEP Tulsa shall, within forty-five (45) days following the payment of the Deficiency Payment, submit any and all matters which remain in dispute and which were properly included in the Deficiency Notice to arbitration in accordance with Section 13(f).

     (c) If it is finally determined pursuant to this Section 11 that Tulsa Refining is not required to make any or all of the Deficiency Payment (the “Refund”), HEP Tulsa shall promptly pay to Tulsa Refining the Refund, together with interest thereon at the Prime Rate, in immediately available funds.
     (d) The parties acknowledge and agree that there shall be no carry-over of deficiency volumes with respect to Tulsa Refining’s Minimum Revenue Commitment under Section 2(a).
     Section 12. Right of First Refusal
     The Parties acknowledge the right of first refusal of Tulsa Refining with respect to the Tulsa Loading Racks provided in the Purchase Option Agreement.
     Section 13. Miscellaneous
     (a) Intention as to Tulsa Refinery. Tulsa Refining represents to HEP Tulsa that, as of August 1, 2009, it is not considering a shut down of the Tulsa Refinery or any changes to the Tulsa Refinery that would have a material adverse effect on the operation of the Tulsa Refinery.
     (b) Amendments and Waivers. No amendment or modification of this Agreement shall be valid unless it is in writing and signed by the Parties. No waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the party against whom the waiver is sought to be enforced. Any of the exhibits or schedules to this Agreement may be amended, modified, revised or updated by the Parties if each of the Parties execute an amended, modified, revised or updated exhibit or schedule, as applicable, and attach it to this Agreement. Such amended, modified, revised or updated exhibits or schedules shall be sequentially numbered (e.g. Exhibit A-1, Exhibit A-2, etc.), dated and appended as an additional exhibit or schedule to this Agreement and shall replace the prior exhibit or schedule, as applicable, in its entirety, except as specified therein. No failure or delay in exercising any right hereunder, and no course of conduct, shall operate as a waiver of any provision of this Agreement. No single or partial exercise of a right hereunder shall preclude further or complete exercise of that right or any other right hereunder.
     (c) Successors and Assigns.
          (i) This Agreement shall inure to the benefit of, and shall be binding upon, Tulsa Refining, HEP Tulsa and their respective successors and permitted assigns. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned without the prior written consent of Tulsa Refining (in the case of any assignment by HEP Tulsa) or HEP Tulsa (in the case of any assignment by Tulsa Refining); provided, however, that (i) HEP Tulsa may make such an assignment (including a partial pro rata assignment) to an Affiliate of HEP Tulsa without Tulsa Refining’s consent, (ii) Tulsa Refining may make such an assignment (including a pro rata partial assignment) to an Affiliate of Tulsa Refining without the consent of HEP Tulsa, (iii) Tulsa Refining may make a collateral assignment of its rights and obligations hereunder and/or grant a security interest in its rights and obligations to all or a portion of the Tulsa Loading Racks to any bona fide third party lender or debt holder, or trustee or representative for any of them without the consent of HEP Tulsa, (iv) HEP Tulsa may make a collateral assignment of its rights hereunder and/or grant a security interest in its rights and obligations hereunder to a bona fide third party lender or debt holder, or trustee or representative for any of them without Tulsa Refining’s consent, if such third party lender, debt holder or trustee shall have executed and delivered to Tulsa Refining a non-disturbance agreement in such form as is reasonably satisfactory to Tulsa Refining and such third party lender, debt holder, or trustee, (v) HEP Tulsa may assign all of its rights and obligations under this Agreement to any Person to whom it transfers the Tulsa Loading Racks without Tulsa Refining’s consent, and (vi) Tulsa Refining may assign all of its rights and obligations under this Agreement to any third party(ies) that acquire the Tulsa Refinery without the consent of HEP Tulsa. Any attempt to make an assignment otherwise than as permitted by the foregoing shall be null and void. The Parties agree to require their respective successors, if any, to expressly assume, in a form of agreement reasonably acceptable to the other Party, their obligations under this Agreement.
          (ii) HEP Tulsa agrees that it will require any Person to whom it transfers the Tulsa Loading Racks to expressly assume all of HEP Tulsa’s obligations under this Agreement and the Purchase Option Agreement, in a form of agreement reasonably acceptable to Tulsa Refining.
     (d) Severability. If any provision of this Agreement shall be held invalid or unenforceable by a court or regulatory body of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect.
     (e) Choice of Law. This Agreement shall be subject to and governed by the laws of the State of Delaware, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Agreement to the laws of another state.
     (f) Arbitration Provision. Any and all Arbitrable Disputes must be resolved through the use of binding arbitration using three arbitrators, in accordance with the Commercial Arbitration Rules of the American Arbitration Association, as supplemented to the extent necessary to determine any procedural appeal questions by the Federal Arbitration Act (Title 9 of the United States Code). If there is any inconsistency between this Section 13(f) and the Commercial Arbitration Rules or the Federal Arbitration Act, the terms of this Section 13(f) will control the rights and obligations of the Parties. Arbitration must be initiated within the time limits set forth in this Agreement, or if no such limits apply, then within a reasonable time or the time period allowed by the applicable statute of limitations. Arbitration may be initiated by a Party (“Claimant”) serving written notice on the other Party (“Respondent”) that the Claimant elects to refer the Arbitrable Dispute to binding arbitration. Claimant’s notice initiating binding arbitration must identify the arbitrator Claimant has appointed. The Respondent shall respond to Claimant within thirty (30) days after receipt of Claimant’s notice, identifying the arbitrator Respondent has appointed. If the Respondent fails for any reason to name an arbitrator within the 30-day period, Claimant shall petition the American Arbitration Association for appointment of an arbitrator for Respondent’s account. The two arbitrators so chosen shall select a third arbitrator within thirty (30) days after the second arbitrator has been appointed. The Claimant will pay the compensation and expenses of the arbitrator named by it, and the Respondent will pay the compensation and expenses of the arbitrator named by or for it. The costs of petitioning for the appointment of an arbitrator, if any, shall be paid by Respondent. The Claimant and Respondent will each pay one-half of the compensation and expenses of the third arbitrator. All arbitrators must (i) be neutral parties who have never been officers, directors or employees of any of Tulsa Refining, HEP Tulsa or any of their Affiliates and (ii) have not less than seven (7) years experience in the energy industry. The hearing will be conducted in Dallas, Texas and commence within thirty (30) days after the selection of the third arbitrator. Tulsa Refining, HEP Tulsa and the arbitrators shall proceed diligently and in good faith in order that the award may be made as promptly as possible. Except as provided in the Federal Arbitration Act, the decision of the arbitrators will be binding on and non-appealable by the Parties hereto. The arbitrators shall have no right to grant or award indirect, consequential, punitive or exemplary damages of any kind. The Arbitrable Disputes may be arbitrated in a common proceeding along with disputes under other agreements between the Tulsa Refining, HEP Tulsa or their Affiliates to the extent that the issues raised in such disputes are related. Without the written consent of the Parties, no unrelated disputes or third party disputes may be joined to an arbitration pursuant to this Agreement.
     (g) Further Assurances. In connection with this Agreement and all transactions contemplated by this Agreement, each signatory Party hereto agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and all such transactions.
     (h) Headings. Headings of the Sections of this Agreement are for convenience of the Parties only and shall be given no substantive or interpretative effect whatsoever. All references in this Agreement to Sections are to Sections of this Agreement unless otherwise stated.
     (i) Limitation of Damages. NOTWITHSTANDING ANYTHING CONTAINED TO THE CONTRARY IN ANY OTHER PROVISION OF THIS AGREEMENT AND EXCEPT FOR CLAIMS MADE BY THIRD PARTIES WHICH SHALL NOT BE LIMITED BY THIS PARAGRAPH, THE PARTIES AGREE THAT THE RECOVERY BY ANY PARTY, INCLUDING PURSUANT TO SECTION 5, OF ANY LIABILITIES, DAMAGES, COSTS OR OTHER EXPENSES SUFFERED OR INCURRED BY IT (i) AS A RESULT OF ANY BREACH OR NONFULFILLMENT BY A PARTY OF ANY OF ITS REPRESENTATIONS, WARRANTIES, COVENANTS, AGREEMENTS OR OTHER OBLIGATIONS UNDER THIS AGREEMENT OR (ii) BY REASON OF OR ARISING OUT OF ANY OF THE EVENTS, CONDITIONS OR OTHER MATTERS LISTED IN SECTION 5(a) OR SECTION 5(b) WHICH THE PARTIES HAVE AGREED TO INDEMNIFY THE OTHER PARTY AGAINST, SHALL BE LIMITED TO ACTUAL DAMAGES AND SHALL NOT INCLUDE OR APPLY TO, NOR SHALL ANY PARTY BE ENTITLED TO RECOVER, ANY INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY DAMAGES ON ACCOUNT OF LOST PROFITS OR OPPORTUNITIES OR BUSINESS INTERRUPTION OR DIMINUTION IN VALUE) SUFFERED OR INCURRED BY ANY PARTY; PROVIDED, HOWEVER, THAT SUCH RESTRICTION AND LIMITATION SHALL NOT APPLY TO A PARTY’S OBLIGATION TO INDEMNIFY THE OTHER PARTY UNDER SECTION 5(a) OR SECTION 5(b) HEREOF, AS APPLICABLE, (Y) AS A RESULT OF A THIRD PARTY CLAIM FOR SUCH INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES AGAINST SUCH INDEMNIFIED PARTY, OR (Z) FOR INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY DAMAGES ON ACCOUNT OF LOST PROFITS OR OPPORTUNITIES OR BUSINESS INTERRUPTION OR

DIMINUTION IN VALUE) THAT ARE A RESULT OF SUCH INDEMNIFYING PARTY’S OR ITS AFFILIATES’ GROSS NEGLIGENCE OR WILLFULL MISCONDUCT.
     (j) Notice to Third Parties. Tulsa Refining authorizes HEP Tulsa to file in the applicable recording office in the State of Delaware a UCC-1 Financing Statement (i) listing Tulsa Refining as “Debtor”, (ii) listing HEP Tulsa as “Secured Party” and (iii) checking the “Lessee/Lessor” as an alternative designation. The Parties agree that such UCC-1 Financing Statement is solely to provide notice to third parties of HEP Tulsa’s ownership of the Tulsa Loading Racks, that such financing statement shall not evidence a security interest in any of Tulsa Refining’s personal property, and that no such security interest is granted or deemed to be granted hereunder.
     Section 14. Guarantee
     (a) Payment and Performance Guaranty. The Partnership unconditionally, absolutely, continually and irrevocably guarantees, as principal and not as surety, to Tulsa Refining the punctual and complete payment in full when due of all amounts due from HEP Tulsa under the Agreement (collectively, the “Payment Obligations”). The Partnership agrees that Tulsa Refining shall be entitled to enforce directly against the Partnership any of the Payment Obligations.
     (b) Guaranty Absolute. The Partnership hereby guarantees that the Payment Obligations will be paid strictly in accordance with the terms of the Agreement. The obligations of the Partnership under this Agreement constitute a present and continuing guaranty of payment, and not of collection or collectibility. The liability of the Partnership under this Agreement shall be absolute, unconditional, present, continuing and irrevocable irrespective of:
          (i) any assignment or other transfer of the Agreement or any of the rights thereunder of Tulsa Refining;
          (ii) any amendment, waiver, renewal, extension or release of or any consent to or departure from or other action or inaction related to the Agreement;
          (iii) any acceptance by Tulsa Refining of partial payment or performance from HEP Tulsa;
          (iv) any bankruptcy, insolvency, reorganization, arrangement, composition, adjustment, dissolution, liquidation or other like proceeding relating to HEP Tulsa or any action taken with respect to the Agreement by any trustee or receiver, or by any court, in any such proceeding;
          (v) any absence of any notice to, or knowledge of, the Partnership, of the existence or occurrence of any of the matters or events set forth in the foregoing subsections (i) through (iv); or
          (vi) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a guarantor.

     The obligations of the Partnership hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Payment Obligations or otherwise.
     (c) Waiver. The Partnership hereby waives promptness, diligence, all setoffs, presentments, protests and notice of acceptance and any other notice relating to any of the Payment Obligations and any requirement for Tulsa Refining to protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against HEP Tulsa, any other entity or any collateral.
     (d) Subrogation Waiver. The Partnership agrees that it shall not have any rights (direct or indirect) of subrogation, contribution, reimbursement, indemnification or other rights of payment or recovery from HEP Tulsa for any payments made by the Partnership under this Section 14 until all Payment Obligations have been indefeasibly paid, and the Partnership hereby irrevocably waives and releases, absolutely and unconditionally, any such rights of subrogation, contribution, reimbursement, indemnification and other rights of payment or recovery it may now have or hereafter acquire against HEP Tulsa until all Payment Obligations have been indefeasibly paid.
     (e) Reinstatement. The obligations of the Partnership under this Section 14 shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Payment Obligations is rescinded or must otherwise be returned to HEP Tulsa or any other entity, upon the insolvency, bankruptcy, arrangement, adjustment, composition, liquidation or reorganization of HEP Tulsa or such other entity, or for any other reason, all as though such payment had not been made.
     (f) Continuing Guaranty. This Section 14 is a continuing guaranty and shall (i) remain in full force and effect until the first to occur of the indefeasible payment in full of all of the Payment Obligations, (ii) be binding upon the Partnership, its successors and assigns and (iii) inure to the benefit of and be enforceable by Tulsa Refining and its successors, transferees and assigns.
     (g) No Duty to Pursue Others. It shall not be necessary for Tulsa Refining (and the Partnership hereby waives any rights which the Partnership may have to require Tulsa Refining), in order to enforce such payment by the Partnership, first to (i) institute suit or exhaust its remedies against HEP Tulsa or others liable on the Payment Obligations or any other person, (ii) enforce Tulsa Refining’s rights against any other guarantors of the Payment Obligations, (iii) join HEP Tulsa or any others liable on the Payment Obligations in any action seeking to enforce this Section 14, (iv) exhaust any remedies available to Tulsa Refining against any security which shall ever have been given to secure the Payment Obligations, or (v) resort to any other means of obtaining payment of the Payment Obligations.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned Parties have executed this Agreement as of the date first written above.

HOLLY REFINING & MARKETING — TULSA LLC
By:	/s/ David L. Lamp
David L. Lamp
President

HEP TULSA LLC
By:	/s/ David G. Blair
David G. Blair
Senior Vice President

ACKNOWLEDGED AND AGREED FOR PURPOSES OF Section 14: HOLLY ENERGY PARTNERS, L.P.
By:	HEP Logistics Holdings, L.P., its General Partner
By:	Holly Logistic Services, L.L.C., its General Partner
By:	/s/ David G. Blair
David G. Blair
Senior Vice President

Signature Page 1 of 1 to the Tulsa Equipment and Throughput Agreement

SCHEDULE I
TARIFFS

Incentive Tariff
	Base Tariff	(For volumes in excess of
Contract Year	(For the first 12,500 bpd)	12,500 bpd)
August 1, 2009	$0.60 per barrel	$0.30 per barrel
Schedule I

EXHIBIT A
TULSA LOADING RACKS
As of August 1, 2009
The following descriptions are of the above ground loading equipment located at the Tulsa Refinery that are subject to this Agreement. The drawings attached to this Exhibit show the detail of the rail track footage acquired by HEP Tulsa. All other above ground piping and improvements located on these drawings was purchased by HEP Tulsa.
#1. Lube Oil Rail Rack — A covered finished lube oil rail car loading rack consisting of 10 rail spots, 12 loading arms, two loading lines, a gear oil line, steam, air and water lines. There are rail tracks located on both the north and south sides of this loading rack. The rack is used to load multiple finished lube oil products. The rack is located in Section 11, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma. See Drawing Number 1 for more detail.
#2. Wax Rail Car Rack — An uncovered wax loading rack consisting of four rail spots. The rack is served by two tracks. The rack is located in Section 10, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma. See Drawing Number 2 for more detail.
#3. Black Oil Rail Rack — An uncovered black oil rail car loading rack consisting of four rail loading arms and a total of seven car loading capabilities. There are two tracks at this rack which serve both the north and south sides of this rack. This rack is located in Section 10, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma. See Drawing Number 3 for more detail.
#4. Lube Oil Truck Rack — A covered four bay lube oil loading rack. There are eight loading spots and the capability to load two trucks at one time. There are scales on each bay, however, the scale on bay two and four are not functional at this time. This rack is located in Section 11, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma. See Drawing Number 4 for more detail.
#5. Extract Truck Rack — A covered single bay truck rack for loading finished extract products. There is a scale at this loading rack. This rack is located in Section 10, Township 19 North, Range 12 East, I.B.M. Tulsa County, Oklahoma. See Drawing Number 5 for more detail.
#6. [Intentionally omitted]
#7. Wax Truck Rack — A covered single bay truck rack for loading finish waxes. There is a scale at this loading rack. This rack is located in Section 10, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma. See Drawing Number 7 for more detail.
#8. Extract Rail Rack — An uncovered four spot finished extract loading rack. This rack is located in Section 10, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma. See Drawing Number 8 for more detail.

#9. Bright Stock Rail Rack — An uncovered bright stock rail car loading rack consisting of eight rail spots and dual tracks with four loading arms.
#10. Diesel Rail Car Loading Rack — An uncovered diesel rail car loading rack with the capability of loading seven cars through the four rail loading arms. This rack has dual tracks.
#11. L-70 Rail Rack — An uncovered rail car loading rack consisting of three rail spots. This rack has dual tracks.
Racks 9, 10, and 11 are contiguous racks served by dual tracks located in Section 10, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma. See Drawings Numbered 9, 10 and 11 for more detail.
#12. [Intentionally omitted]
#13. Soft Wax MEK Truck Rack — An uncovered truck loading rack with a single spot. There is no scale at this location. This rack is located in Section 11, Township 19 North, Range 12 East, I.B.M., Tulsa County, Oklahoma. See Drawing Number 13 for more detail.
The Parties agree that the Tulsa Loading Racks do not include the following loading racks located at the Tulsa Refinery (which loading racks are owned by Tulsa Refining or its Affiliates):
•	The Gasoline/Diesel Fuel/Jet Fuel truck loading rack

•	The Asphalt Resid rail car loading rack and the Asphalt Resid truck loading dock

Drawing Number 1

S44°34'23"E
13.00'
N44°39'23"E
15.49'
R=356.35'
L=218.54'
CHD. BRG.=N69°07'44"E
CH. DIST.=215.13'
N00°19'08"W
6.00'
N89°40'52"E
9.00'
S00°19'08"E
6.00'
N89°40'52"E
15.00'
N89°40'52"E - 339.08'
R=534.24'
L=149.23'
CHD. BRG.=S51°56'12"W
CH. DIST.=148.75'
PUMP
0.60 ACRES
RAILROAD TRACKS
LUBE OIL RAIL RACK
N00°19'08"W
52.91'
P.O.B.
S89°40'52"W - 313.24'
N88°27'52"E
261.85'
R=377.33'
L=159.74'
CHD. BRG.=S75°25'55"W
CH. DIST.=158.55'
N01°32'08"W
1893.74'
10 11
15 14
"X" CHISLED IN CONC. (SEE NOTE 3)

DESCRIPTION

A TRACT OF LAND SITUATED IN THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT WHICH LIES N01°32'08"W ALONG THE WEST LINE OF SAID SECTION A DISTANCE OF 1893.74 FEET AND N88°27'52"E 261.85 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION; THEN N00°19'08"W 52.91 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N89°40'52"E 15.00 FEET TO AN INTERIOR CORNER OF THIS TRACT; THEN N00°19'08"W 6.00 FEET TO A CORNER OF THIS TRACT; THEN S00°19'08"E 6.00 FEET THEN N89°40'52"E 9.0 FEET TO A CORNER OF THIS TRACT; THEN N89°40'52"E PARALLEL TO EXISTING RAIL TO AN INTERIOR CORNER OF THIS TRACT; THEN N89°40'52"E PARALLEL TO EXISTING RAIL ROAD TRACKS A DISTANCE OF 339.08 FEET TO A POINT ON A CURVE TO THE LEFT; THEN NORTHEASTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 356.35 FEET, A CHORD BEARS N69°07'44"E A DISTANCE OF 215.13 FEET, THE ARC DISTANCE OF 218.54 TO A CORNER ON THIS TRACT; THEN N44°39'23"E PARALLEL TO SAID RAILROAD TRACKS A DISTANCE OF 15.49 FEET; THEN S44°34'23"E 13.00 FEET TO THE MOST EASTERLY CORNER OF THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 534.24 FEET, A CHORD BEARS S51°56'12"W A DISTANCE OF 148.75 FEET, THE ARC DISTANCE OF 149.23 FEET TO A CORNER ON THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 377.33 FEET, A CHORD BEARS S75°25'55"W A DISTANCE OF 158.55 FEET, THE ARC DISTANCE OF 159.74 FEET TO A CORNER ON THIS TRACT; THEN S89°40'52"W PARALLEL TO SAID RAILROAD TRACKS A DISTANCE OF 313.24 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.60 ACRES MORE OR LESS.

NOTE:

1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH. NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.
2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST
3. A MAGNETIC NAIL AT THE SOUTH QUARTER CORNER OF SECTION 10 BEARS S88°31'26"W 2649.14 FEET.

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

[signature] 6/19/09

GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP:6/30/11

50 0 50 100 FEET

Scale: 1"=50'

HOLLY ENERGY PARTNERS

#1

LUBE OIL RAIL RACK

SURVEY OF A TRACT OF LAND SITUATED IN NW/4 SW/4 SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/15/09	09110497_9

Drawing Number 2

N89°00'06"E - 294.40'
N00°59'54"W
34.00'
WAX RAIL RACK
0.23 ACRES
RAILROAD TRACKS
34.00'
S00°59'54"E
S89°00'06"W - 294.40'
P.O.B.
157.00'
137.40'
EXISTING BUILDING
EXISTING BRICK BUILDING
N01°28'34"W - 2010.63'

DESCRIPTION

A TRACT OF LAND SITUATED IN THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT WHICH LIES S88°31'26"W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 691.7 FEET AND N01°28'34"W 2010.63 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN N00°59'54"W 34.00 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N89°00'06"E PARALLEL TO EXISTING RAILROAD TRACKS A DISTANCE OF 294.40 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°59'54"E 34.00 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S89°00'06"W PARALLEL TO SAID RAILROAD TRACKS AT 137.40 FEET AN EXISTING BUILDING CORNER, IN ALL 294.40 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.23 ACRES MORE OR LESS.

1/4 COR.
MAG NAIL
1957.47'
S88°31'26"W
691.67'
10 11
15 14
MAG NAIL

30 0 30 60 FEET
Scale: 1"=30'

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

NOTE:
1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.
2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

REGISTERED PROFESSIONAL LAND SURVEYOR
GARY G. EIDSON
1430
OKLAHOMA

Gary G. Eidson 6/19/09
GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES
SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP:6/30/11

HOLLY ENERGY PARTNERS	
#2 WAX RAIL RACK SURVEY OF A TRACT OF LAND SITUATED IN THE NE/4 SE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA	
Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/15/09	09110497_5

Drawing Number 3

N88°45'04"E – 284.00'
RAILROAD TRACKS
RAILROAD TRACKS
BLACK OIL RAIL RACK
0.28 ACRES
N01°14'56"W
43.55'
S01°14'56"E
43.55'
S88°45'04"W – 284.00'
P.O.B.

N01°28'34"W – 2861.75'

329.04'
2320.10'
N88°31'26"E
1/4 COR.
MAG NAIL
10 | 11
15 | 14
"X" CHISLED
IN CONC.

DESCRIPTION

A TRACT OF LAND SITUATED IN THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT WHICH LIES N88°31'26"E ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 329.04 FEET AND N01°28'34"W 2861.75 FEET FROM THE SOUTH QUARTER CORNER OF SAID SECTION; THEN N01°14'56"W 43.55 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N88°45'04"E PARALLEL TO EXISTING RAILROAD TRACKS A DISTANCE OF 284.00 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S01°14'56"E 43.55 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S88°45'04"W PARALLEL TO SAID RAILROAD TRACKS A DISTANCE OF 284.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.28 ACRES MORE OR LESS.

NOTE: 1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH. NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.

2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

Gary G. Eidson 6/25/09

GARY G. EIDSON OK P.S. No. 1430

GARY G. EIDSON 1430

PROVIDING SURVEYING SERVICES SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP.6/30/11

30 0 30 60 FEET
Scale: 1"=30'

HOLLY ENERGY PARTNERS			
#3 BLACK OIL RAIL RACK SURVEY OF A TRACT OF LAND SITUATED IN SW/4 NE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA			
Survey Date: 6/4/09		Sheet 1 of 1 Sheets	
W.O. Number: 09.11.0497		Drawn By: LA	
Date: 6/12/09		09110497_4	REV:6/24/09

Drawing Number 4

TULSA COUNTY, OKLAHOMA

N89°01'35"E – 103.22'
N00°20'56"W – 45.02'
N89°56'41"W
12.42'
LUBE OIL TRUCK RACK
0.32 ACRES
N00°23'48"W – 101.00'
N01°32'08"W
S00°34'14"E – 147.43'
P.O.B.
S89°46'45"W – 91.28'
N88°27'52"E
23.72'
1603.57'
10 11
15 14
S88°31'26"W
2649.14'
MAG NAIL
"X" CHISLED IN CONC.
REGISTERED PROFESSIONAL LAND SURVEYOR
GARY G. EIDSON
1430
OKLAHOMA

NOTE: 1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH. NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.

2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

DESCRIPTION

A TRACT OF LAND SITUATED IN THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT WHICH LIES N01°32'08"W ALONG THE WEST LINE OF SAID SECTION A DISTANCE OF 1603.57 FEET AND N88°27'52"E 23.72 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION; THEN N00°23'48"W 101.00 FEET TO AN INTERIOR CORNER OF THIS TRACT; THEN N89°56'41"W 12.42 FEET A CORNER OF THIS TRACT; THEN N00°20'56"W 45.02 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N89°01'35"E 103.22 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°34'14"E 147.43 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S89°46'45"W 91.28 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.32 ACRES MORE OR LESS.

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

30 0 30 60 FEET

Scale: 1"=30'

Gary G. Eidson 6/19/09

GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP:6/30/11

HOLLY ENERGY PARTNERS

#4

LUBE OIL TRUCK RACK

SURVEY OF A TRACT OF LAND SITUATED IN NW/4 SW/4 SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/15/09	09110497_7

Drawing Number 5

N89°02'24"E – 94.20'
N00°57'36"W – 29.00'
EXTRACT TRUCK RACK
0.06 ACRES
S00°57'36"E – 29.00'
S89°02'24"W – 94.20'
P.O.B.

2606.48'
N01°28'34"W
1697.12'
S88°31'26"W
952.02'
10
11
15
14
1/4 COR.
MAG NAIL
"X" CHISLED
IN CONC.

NOTE: 1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH. NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.

2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

10 0 10 20 FEET

Scale:1"=10'

REGISTERED PROFESSIONAL LAND SURVEYOR
GARY G. EIDSON
1430
OKLAHOMA

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

Gary G. Eidson 6/19/09

GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES
SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP:6/30/11

DESCRIPTION

A TRACT OF LAND SITUATED IN THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THIS TRACT WHICH LIES S88°31'26"W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 952.02 FEET AND N01°28'34"W 2606.48 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION;
THEN S89°02'24"W 94.20 FEET TO THE SOUTHWEST CORNER OF THIS TRACT;
THEN N00°57'36"W 29.00 FEET TO THE NORTHWEST CORNER OF THIS TRACT;
THEN N89°02'24"E 94.20 FEET TO THE NORTHEAST CORNER OF THIS TRACT;
THEN S00°57'36"E 29.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.06 ACRES MORE OR LESS.

HOLLY ENERGY PARTNERS

#5

EXTRACT TRUCK RACK

SURVEY OF A TRACT OF LAND SITUATED IN NE/4 SE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09		Sheet 1 of 1 Sheets	
W.O. Number: 09.11.0497		Drawn By: LA	
Date: 6/18/09		09110497_12	REV:

Drawing Number 7

S89°53'03"E – 29.16'
N00°03'20"W – 72.18'
S00°03'20"E – 72.18'
WAX TRUCK RACK
0.05 ACRES
N89°53'03"W – 29.16'
P.O.B.
2090.64'
N01°28'34"W
1983.77'
665.37'
S88°31'26"W
1/4 COR.
MAG NAIL
10
11
15
14
"X" CHISLED
IN CONC.

DESCRIPTION

A TRACT OF LAND SITUATED IN THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THIS TRACT WHICH LIES S88°31'26"W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 665.37 FEET AND N01°28'34"W 2090.64 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN N89°53'03"W 29.16 FEET TO THE SOUTHWEST CORNER OF THIS TRACT; THEN N00°03'20"W 72.18 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN S89°53'03"E 29.16 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°03'20"E 72.18 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.05 ACRES MORE OR LESS.

NOTE:
1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH. NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.
2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

REGISTERED PROFESSIONAL LAND SURVEYOR
GARY G. EIDSON
1430
OKLAHOMA

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

Gary G. Eidson 6/19/09

GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES
SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP:6/30/11

10 0 10 20 FEET
Scale:1"=10'

HOLLY ENERGY PARTNERS

#7

WAX TRUCK RACK

SURVEY OF A TRACT OF LAND SITUATED IN NE/4 SE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/12/09	09110497_3

Drawing Number 8

N84°08'12"E
21.00'
N05°51'48"W
184.09'
S05°51'48"E
164.13'
N84°08'12"E
14.29'
EXTRACT RAIL RACK
0.37 ACRES
R=1583.07'
L=130.22'
CHD. BRG.=S03°03'49"E
CHD. DIST.=130.18'
P.O.B.
R=1548.20'
L=310.27'
CHD. BRG.=N01°04'11"E
CHD. DIST.=309.75'
S89°04'59"W
24.00'
R=1559.00'
L=204.70'
CHD. BRG.=S03°03'27"W
CHD. DIST.=204.55'
R=476.26'
L=150.83'
CHD. BRG.=N16°51'25"E
CHD. DIST.=150.20'
R=487.37'
L=154.18'
CHD. BRG.=S16°50'55"W
CHD. DIST.=153.54'
R=1064.97'
L=89.67'
CHD. BRG.=N25°48'28"E
CHD. DIST.=89.65'
R=130.85'
L=30.08'
CHD. BRG.=N32°45'18"E
CHD. DIST.=30.02'
R=986.95'
L=84.88'
CHD. BRG.=S25°46'14"W
CHD. DIST.=84.85'
R=298.83'
L=111.21'
CHD. BRG.=N23°43'15"E
CHD. DIST.=110.57'
R=187.24'
L=21.69'
CHD. BRG.=S28°58'59"W
CHD. DIST.=21.68'
R=478.06'
L=44.92'
CHD. BRG.=S32°52'53"W
CHD. DIST.=44.90'
R=1417.30'
L=81.92'
CHD. BRG.=N16°07'21"E
CHD. DIST.=81.92'
R=287.83'
L=77.41'
CHD. BRG.=S20°42'10"W
CHD. DIST.=77.17'
R=1422.00'
L=77.14'
CHD. BRG.=S16°13'21"W
CHD. DIST.=77.13'
N00°15'58"E
85.26'
R=726.13'
L=88.02'
CHD. BRG.=S07°59'58"W
CHD. DIST.=87.96'
2224.00'
N01°28'34"W

DESCRIPTION

A TRACT OF LAND SITUATED IN THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A CORNER OF THIS TRACT WHICH LIES S88°31'26"W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 1017.18 FEET AND N01°28'34"W 2224.00 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN S89°04'59"W 24.00 FEET TO A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1559.00 FEET, A CHORD BEARS S03°03'27"W A DISTANCE OF 204.55 FEET, THE ARC DISTANCE OF 204.70 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 487.37 FEET, A CHORD BEARS S16°50'55"W A DISTANCE OF 153.54 FEET, THE ARC DISTANCE OF 154.18 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 986.95 FEET, A CHORD BEARS S25°46'14"W A DISTANCE OF 84.85 FEET, THE ARC DISTANCE OF 84.88 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 187.24 FEET, A CHORD BEARS S28°58'59"W A DISTANCE OF 21.68 FEET, THE ARC DISTANCE OF 21.69 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 478.06 FEET, A CHORD BEARS S32°52'53"W A DISTANCE OF 44.90 FEET, THE ARC DISTANCE OF 44.92 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 287.83 FEET, A CHORD BEARS S20°42'10"W A DISTANCE OF 77.17 FEET, THE ARC DISTANCE OF 77.41 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1422.00 FEET, A CHORD BEARS S16°13'21"W A DISTANCE OF 77.13 FEET, THE ARC DISTANCE OF 77.14 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 726.13 FEET, A CHORD BEARS S07°59'58"W A DISTANCE OF 87.96 FEET, THE ARC DISTANCE OF 88.02 FEET TO A POINT ON THIS TRACT; THEN N00°15'58"E 85.26 FEET TO A POINT ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1417.30 FEET, A CHORD BEARS N16°07'21"E A DISTANCE OF 81.92 FEET, THE ARC DISTANCE OF 81.92 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 298.83 FEET, A CHORD BEARS N23°43'15"E A DISTANCE OF 110.57 FEET, THE ARC DISTANCE OF 111.21 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 130.85 FEET, A CHORD BEARS N32°45'18"E A DISTANCE OF 30.02 FEET, THE ARC DISTANCE OF 30.08 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1064.97 FEET, A CHORD BEARS N25°48'28"E A DISTANCE OF 89.65 FEET, THE ARC DISTANCE OF 89.67 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 476.26 FEET, A CHORD BEARS N16°51'25"E A DISTANCE OF 150.20 FEET, THE ARC DISTANCE OF 150.83 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1548.20 FEET, A CHORD BEARS N01°04'11"E A DISTANCE OF 309.75 FEET, THE ARC DISTANCE OF 310.27 FEET TO A POINT ON THIS TRACT; THEN N05°51'48"E PARALLEL TO SAID RAILROAD TRACKS A DISTANCE OF 184.09 FEET TO A POINT ON THIS TRACT; THEN N84°08'12"E 21.00 FEET TO A POINT ON THIS TRACT; THEN S05°51'48"E PARALLEL TO SAID RAILROAD TRACKS A DISTANCE OF 164.13 FEET TO A POINT ON THIS TRACT; THEN N84°08'12"E 14.29 FEET TO A POINT ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN SOUTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1583.07 FEET, A CHORD BEARS S03°03'49"E A DISTANCE OF 130.18 FEET, THE ARC DISTANCE OF 130.22 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.37 ACRES MORE OR LESS.

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA.

REGISTERED PROFESSIONAL LAND SURVEYOR — GARY G. EIDSON — 1430 — OKLAHOMA

Gary G. Eidson 6/19/09
GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 3841S
EXP.6/30/11

NOTE:

1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH, NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.
2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

1631.96'
1017.18'
S88°31'26"W
10 11
15 14
1/4 COR. MAG NAIL
"X" CHISLED IN CONC.
100 0 100 200 FEET
Scale: 1"=100'

HOLLY ENERGY PARTNERS	
#8 EXTRACT RAIL RACK	
SURVEY OF A TRACT OF LAND SITUATED IN NE/4 SE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA	
Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/15/09	09110497_6 Rev: 6/19/09

Drawing Number 9, 10 and 11

N78°02'59"E
18.48'
R=547.33'
L=15.77'
CHD. BRG.=S12°34'20"E
CH. DIST.=15.77'
R=597.85'
L=61.75'
CHD. BRG.=S16°16'30"E
CH. DIST.=61.72'
R=1212.40'
L=79.80'
CHD. BRG.=N20°53'35"W
CH. DIST.=79.80'
R=611.68'
L=117.33'
CHD. BRG.=S24°09'59"E
CH. DIST.=117.15'
R=655.33'
L=118.88'
CHD. BRG.=N24°09'54"W
CH. DIST.=118.72'
RAILROAD TRACKS
0.14 ACRES
R=363.91'
L=101.18'
CHD. BRG.=N34°33'13"W
CH. DIST.=100.86'
R=353.22'
L=98.65'
CHD. BRG.=S34°33'09"E
CH. DIST.=98.33'
R=587.23'
L=226.14'
CHD. BRG.=S50°49'03"E
CH. DIST.=224.74'
R=598.23'
L=228.69'
CHD. BRG.=N50°45'44"W
CH. DIST.=227.30'
P.O.B.
S35°29'00"W
11.09'
383.08'
N01°28'34"W
1665.49'
S88°31'26"W
983.55'
10 11
15 14
1/4 COR.
MAG NAIL
"X" CHISLED
IN CONC.

DESCRIPTION

A TRACT OF LAND SITUATED IN THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, I.B.M., TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT, A POINT ON A CURVE TO THE RIGHT, WHICH LIES S88°31'26"W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 983.65 FEET AND N01°28'34"W 383.08 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN NORTHWESTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 598.23 FEET, A CHORD BEARS N50°45'44"W A DISTANCE OF 227.30 FEET, THE ARC DISTANCE OF 228.69 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN NORTHWESTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 363.91 FEET, A CHORD BEARS N34°33'13"W A DISTANCE OF 100.86 FEET, THE ARC DISTANCE OF 101.18 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN NORTHWESTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 655.33 FEET, A CHORD BEARS N24°09'54"W A DISTANCE OF 118.72 FEET, THE ARC DISTANCE OF 118.88 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN NORTHWESTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 1212.40 FEET, A CHORD BEARS N20°53'35"W A DISTANCE OF 79.80 FEET, THE ARC DISTANCE OF 79.80 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N78°02'59"E 18.48 FEET TO THE NORTHEAST CORNER OF THIS TRACT AND TO A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 547.33 FEET, A CHORD BEARS S12°34'20"E A DISTANCE OF 15.77 FEET, THE ARC DISTANCE OF 15.77 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 597.85 FEET, A CHORD BEARS S16°16'30"E A DISTANCE OF 61.72 FEET, THE ARC DISTANCE OF 61.75 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 611.68 FEET, A CHORD BEARS S24°09'59"E A DISTANCE OF 117.15 FEET, THE ARC DISTANCE OF 117.33 TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 353.22 FEET, A CHORD BEARS S34°33'09"E A DISTANCE OF 98.33 FEET, THE ARC DISTANCE OF 98.65 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 587.23 FEET, A CHORD BEARS S50°49'03"E A DISTANCE OF 224.74 FEET, THE ARC DISTANCE OF 226.14 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S35°29'00"W 11.09 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.14 ACRES MORE OR LESS.

REGISTERED PROFESSIONAL LAND SURVEYOR
GARY G. EIDSON
1430
OKLAHOMA

NOTE:
1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH, NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.
2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

50 0 50 100 FEET
Scale: 1"=50'

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

Gary G. Eidson 6/19/09
GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES
SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP:6/30/11

HOLLY ENERGY PARTNERS

#9, 10, 11
BRIGHT STOCK RAIL RACK
DIESEL RAIL RACK
L70 RAIL RACK

SURVEY OF A TRACT OF LAND SITUATED IN SE/4 SE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/15/09	09110497_10

Also see 09110497_11

Drawing Number 9, 10 and 11 (continued)

S89°44'02"E
97.80'
N00°24'17"W - 241.44'
N89°00'09"E
19.89'
S00°15'58"W - 683.71'
N00°59'51"W - 626.16'
RAILROAD TRACKS
2.89 ACRES
S01°26'41"E - 301.77'
R=1785.21'
L=330.86'
CHD. BRG.=N07°32'23"W
CH. DIST.=330.39'
R=1058.04'
L=146.40'
CHD. BRG.=S02°25'02"W
CH. DIST.=146.28'
R=460.82'
L=147.42'
CHD. BRG.=S02°40'21"W
CH. DIST.=146.79'
R=1214.33'
L=148.96'
CHD. BRG.=N15°28'53"W
CH. DIST.=148.86'
R=545.40'
L=56.26'
CHD. BRG.=S08°47'27"E
CH. DIST.=56.24'
S78°02'59"W
22.50'
N01°28'34"W
800.28'
1/4 COR.
MAG NAIL
1363.86'
1285.28'
S88°31'26"W
10 | 11
15 | 14
"X" CHISLED IN CONC.

DESCRIPTION

A TRACT OF LAND SITUATED IN THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT A POINT ON A CURVE TO THE RIGHT WHICH LIES S88°31'26"W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 1285.28 FEET AND N01°28'34"W 800.28 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN NORTHWESTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 1214.33 FEET, A CHORD BEARS N15°28'53"W A DISTANCE OF 148.86 FEET, THE ARC DISTANCE OF 148.96 FEET TO A POINT ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN NORTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 1785.21 FEET, A CHORD BEARS N07°32'23"W A DISTANCE OF 330.39 FEET, THE ARC DISTANCE OF 330.86 FEET TO A POINT ON THIS TRACT; THEN N00°59'51"W 626.16 FEET TO THE MOST WESTERLY NORTHWEST CORNER OF THIS TRACT; THEN N89°00'09"E 19.89 FEET TO AN INTERIOR CORNER OF THIS TRACT; THEN N00°24'17"W 241.44 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN S89°44'02"E 97.80 FEET TO THE NORTHEAST OF THIS TRACT; THEN S00°15'58"W 683.71 FEET TO A CORNER ON THIS TRACT; THEN S01°26'41"E 301.77 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 1058.04 FEET, A CHORD BEARS S02°25'02"W A DISTANCE OF 146.28 FEET, AN ARC DISTANCE OF 146.40 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 460.82 FEET, A CHORD BEARS S02°40'21"W A DISTANCE OF 146.79 FEET, THE ARC DISTANCE OF 147.42 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 545.40 FEET, A CHORD BEARS S08°47'27"E A DISTANCE OF 56.24 FEET, THE ARC DISTANCE OF 56.26 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S78°02'59"W 22.50 FEET TO THE POINT OF BEGINNING AND CONTAINING 2.89 ACRES MORE OR LESS.

NOTE: 1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH, NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.

2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

100 0 100 200 FEET
Scale: 1"=100'

REGISTERED PROFESSIONAL LAND SURVEYOR
GARY G. EIDSON
1430
OKLAHOMA

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

Gary G. Eidson 6/19/09
GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES
SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP.6/30/11

HOLLY ENERGY PARTNERS

#9, 10, 11 BRIGHT STOCK RAIL RACK
DIESEL RAIL RACK
L70 RAIL RACK

SURVEY OF A TRACT OF LAND SITUATED IN SE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/15/09	09110497_11

Also See 09110497_10

Drawing Number 13

N89°54'47"E - 22.00'
SW MEK TANK 702
TRUCK RACK
0.04 ACRES
N00°05'13"W - 80.00'
S00°05'13"E - 80.00'
P.O.B.
S89°54'47"W - 22.00'

DESCRIPTION

A TRACT OF LAND SITUATED IN THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT WHICH LIES N01°32'08"W ALONG THE WEST LINE OF SAID SECTION A DISTANCE OF 2258.99 FEET AND N88°27'52"E 306.37 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION; THEN N00°05'13"W 80.00 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N89°54'47"E 22.00 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°05'13"E 80.00 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S89°54'47"W 22.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.04 ACRES MORE OR LESS.

N88°27'52"E 306.37'

N01°32'08"W 2258.99'

S88°31'26"W 2649.14'

MAG NAIL

10 11 15 14

"X" CHISLED IN CONC.

NOTE: 1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH. NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.

2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

10 0 10 20 FEET

Scale: 1"=10'

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

GARY G. EIDSON

6/25/09

GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP:6/30/11

HOLLY ENERGY PARTNERS

#13

SW MEK TANK 702 TRUCK RACK
SURVEY OF A TRACT OF LAND SITUATED IN NW/4 SW/4 SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/15/09	09110497_B REV:6/24/09

EXHIBIT B
EQUIPMENT EXPANSIONS AND MODIFICATIONS

As of August 1, 2009
None.

B-1